                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported)       November 20, 1997


                         PROTECTIVE LIFE CORPORATION
            (Exact name of registrant as specified in its charter)

          DELAWARE                     1-12332                 95-2492236
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation               File Number)          Identification No.)

2801 Highway 280 South, Birmingham, Alabama                       35223
  (Address of principal executive offices)                       (Zip Code)

      Registrant's telephone number, including area code (205) 879-9230

                                     N/A
        (Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits

               The following exhibits are filed with reference to the Registration Statements on Form S-3 (Registration Nos. 333-30905 and 33-39899) of Protective Life Corporation and PLC Capital Trust II, PLC Capital Trust III and PLC Capital Trust IV:

               4(m) Supplemental Indenture No. 4 dated as of November 20, 1997 to the Subordinated Indenture, between Protective Life Corporation and AmSouth Bank.

               4(s) Form of Subordinated Debt Security (included as Exhibit A to Exhibit 4(m).

               4(p)    Form of Preferred Security (included as Exhibit A to
                       Exhibit 4(gg).

               4(v) Preferred Securities Guarantee Agreement, dated as of November 26, 1997, between Protective Life Corporation and Wilmington Trust Company.

               4(y) Purchase Contract Agreement, dated as of November 26, 1997, between Protective Life Corporation and The Bank of New York, as Purchase Contract Agent.

               4(y)(1) Form of Income PRIDES Certificate (included as Exhibit
                       A to Exhibit 4(y)).

               4(y)(2) Form of Growth PRIDES Certificate (included as Exhibit
                       B to Exhibit 4(y)).

               4(z) Pledge Agreement, dated as of November 26, 1997, among Protective Life Corporation, The Bank of New York, as Purchase Contract Agent, and The Chase Manhattan Bank, as Collateral Agent.

               4(gg) Amended and Restated Declaration of Trust, dated as of November 20, 1997, amongst Protective Life Corporation, Richard J. Bielen and Jerry W. DeFoor, as Trustees of PLC Capital Trust II, Wilmington Trust Company, as Trustee of PLC Capital Trust II, and by the holders, from time to time, of undivided beneficial interests in the assets of PLC Capital Trust II.

               8 Opinion of Debevoise & Plimpton, as to certain tax matters.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROTECTIVE LIFE CORPORATION

Date: December 4, 1997                 By:     /s/ Deborah J. Long
                                          -------------------------------------
                                       Name:  Deborah J. Long
                                       Title: Senior Vice President, Secretary
                                              and General Counsel

                              INDEX TO EXHIBITS


            Exhibit No.                  Description
            -----------                  -----------

               4(m) Supplemental Indenture No. 4 dated as of November 20, 1997 to the Subordinated Indenture, between Protective Life Corporation and AmSouth Bank.

               4(s) Form of Subordinated Debt Security (included as Exhibit A to Exhibit 4(m).

               4(p)    Form of Preferred Security (included as Exhibit A to
                       Exhibit 4(gg).

               4(v) Preferred Securities Guarantee Agreement, dated as of November 26, 1997, between Protective Life Corporation and Wilmington Trust Company.

               4(y) Purchase Contract Agreement, dated as of November 26, 1997, between Protective Life Corporation and The Bank of New York, as Purchase Contract Agent.

               4(y)(1) Form of Income PRIDES Certificate (included as Exhibit
                       A to Exhibit 4(y)).

               4(y)(2) Form of Growth PRIDES Certificate (included as Exhibit
                       B to Exhibit 4(y)).

               4(z) Pledge Agreement, dated as of November 26, 1997, among Protective Life Corporation, The Bank of New York, as Purchase Contract Agent, and The Chase Manhattan Bank, as Collateral Agent.

               4(gg) Amended and Restated Declaration of Trust, dated as of November 20, 1997, amongst Protective Life Corporation, Richard J. Bielen and Jerry W. DeFoor, as Trustees of PLC Capital Trust II, Wilmington Trust Company, as Trustee of PLC Capital Trust II, and by the holders, from time to time, of undivided beneficial interests in the assets of PLC Capital Trust II.

               8 Opinion of Debevoise & Plimpton, as to certain tax matters.